UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                              ---------------

                                 FORM 8-K


                              CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Exchange
                                Act of 1934

      Date of Report (Date of earliest event reported): October 27, 2011

                           BORDER MANAGEMENT, INC.

             (Exact name of small business issuer as specified
                              in its charter)

                     Commission file number: 333-139129



               Nevada                             20-5088293
(State or other jurisdiction of               (I.R.S. Employer
incorporation or organization)                 Identification No.)

8618 Falls Road                                   20854
Potomac, Maryland


(Address of principal                          (Zip Code)
executive offices)

Issuer's telephone number, including area code: 703-623-3851

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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Item 5.02.  Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers.


On October 27, 2011, Border Management, Inc. (the "Company") received a resignation notice from Evan Williams from all of his positions with the Company, including President, CEO, Principal Executive Officer and Chairman of the Board of Directors. Mr. Williams' resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

On October 27, 2011, the Company received a resignation notice from Solomon Nordine from all of his positions with the Company, including Treasurer, Secretary, CFO, Principal Accounting Officer and Director. Mr. Nordine's resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

On October 27, 2011 the Company appointed Qi Sun as its new President and as Director.

Mr. Qi Sun is Chairman of the Zhongcheng Hongtian (Beijing) Environment Technology Development CO.,LTD Prior to 2008, Mr. Sun held senior positions in network technology and construction supply companies.

On October 27, 2011 the Company appointed Bin Sun as Secretary and as
Director.

Mr. Bin Sun is Vice-president of the Zhongcheng Hongtian (Beijing) Environment Technology Development CO.,LTD Prior to 2009, Mr. Sun held senior positions in environmental technology and science and technology culture development companies.

On October 27, 2011 the Company appointed Da Zhi Yan as Treasurer and as
Director.

Mr. Da Zhi Yan is President of Zhongcheng Hongtian(Beijing) Environment Technology Development CO.,LTD Prior to 2009 Mr. Yan held senior positions in network technology and science development companies.


Item 8.01
Other Events.

Effective October 27, 2011 the Company has moved the location of its Principal office to 8618 Falls Road, Potomac, Maryland 20854. The Company's new telephone number is 703-623-3851.

The following are the names and addresses of the new shareholders and the quantity of shares held representing 100% of the Common Stock issued by the Company to:

11,950,000 shares for Qi Sun at the mailing address of Floor 4, Tower C, China Building Material Plaza, Jia No.11 Road Sanlihe, Haidian District, Beijing, China 100037.

1,100,000 shares for AMBI Holding LLC at the mailing address of P.O. Box 61234, Potomac, MD 20859

500,000 shares for Francis deWolf at the mailing address of 324 Kensey Lane, Osprey, Florida 34229

500,000 shares for Happy Wind Consulting LLC at the address of 108 Twelve Oaks Drive, Gaithersburg, MD 20878



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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SIGNATURE                TITLE                  DATE

Border Management, Inc.

/s/ Qi Sun            President, Director     October 27, 2011
-----------------
Qi Sun




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